NET FINANCE COSTS	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
NET FINANCE COSTS	NET FINANCE COSTS

For the years ended December 31
($ millions)	2023	2022
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	395	385
Subordinated hybrid notes	29	29
Leases	30	32
Unwinding of discount rate	16	16
(Gain) loss in fair value of non-commodity-related derivative financial instruments	(19)	12
Foreign exchange losses and other	15	12
Net finance costs	466	486
Net interest paid of $462 million (2022: $468 million) includes interest paid during construction and capitalized of $15 million (2022: $21 million).